Exhibit 99.1

Stem Cell Innovations, Inc. (SCLL.OB) A Cell Biology Company

Disclaimer
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward looking statements. Forward-Looking statements are not statements of historical facts, but rather reflect our current expectations concerning future events and results. We use words such as “expects”, “intends”, “believes”, “may”, “will” and “anticipates” to indicate forward-looking statements. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause actual results to differ materially from those expressed or implied by these forward-looking statements, including, but not limited to, those risks and uncertainties detailed in the Company’s periodic reports filed with the Securities and Exchange Commission. We caution that these risk factors may not be exhaustive. We operate in a continually changing business environment, and new risk factors emerge from time to time. We cannot predict these new risk factors, nor can we assess the effect, if any, of the new risk factors on our business or the extent to which any factor or combination of factors may cause actual results to differ from those expressed or implied by these forward-looking statements.

The Big Idea
Use human stem cells (PluriCells™) to develop heart, lung, liver, kidney, etc., cell lines • Use these new lines to expand ACTIVTox®, our toxicity testing system • Accelerate drug discovery by using ACTIVTox to evaluate toxicity and PluriCells to generate disease models • Apply the understanding of the disease model to generate the cell therapy • Spin out separate companies to focus on the specific application – SCI Cardiovascular – Protein Production – SCI Neurology

Corporate Headquarters    Houston, TX<br> Stock Price (9/07/07) || 52-Week Range   $0.016||0.015 — 0.30<br> Shares Outstanding (8/31/07)   1,095,115,144<br> Market Capitalization   $17.5M<br> Volume (daily 90-day average)  1,092,160<br> Debt (06/30/07)   $10.1 mil<br> Cash (06/30/07)   $209,000<br> Revenue (TTM)   $150,000<br> Burn Rate (monthly)  $375,000<br> Insider Ownership   51%<br> Institutional Ownership Shares   0%<br> Full-time Employees   18<br> Fiscal Year   December 31<br> Accounting Firm   Eisner, LLP<br>

Management
James H. Kelly, PhD — President & CEO, Director – Founder and VP, R&D of Hepatix, Inc – Founder and CEO of Amphioxus Cell Technologies • Lawrence Gordon — Assistant to the President – Former CEO of Interferon Sciences • Ian Lyons, PhD — Chief Scientific Officer – Former Research Manager for ctem cells at Invitrogen • Ivo Piest — Senior Dir., Business Development – Former Director of Business Development, TNO Pharma

Board of Directors
• Mark Germain, Chairman
- Founder, director of several notable biotechnology companies including Alexion, Gene Medicine, Incyte Genomics
• Tony Coelho
– Chairman of the Epilepsy Foundation, former House Majority Whip
• John Macomber
- Former CEO Celanese Corp.
• Lucio Noto
– Former CEO and Chairman, Mobil Oil
Norman Sussman, MD
- Medical director, liver transplantation, Baylor College of Medicine

Our Technology
We culture human cells and use them to address problems in drug discovery and human disease We use two main systems:
Human Liver Cells (C3A cells)
A patented human liver cell line that forms the basis of our current ACTIVTox product PluriCells A patented human pluripotent stem cell system that can be used to generate any cell type in the body

The Market
Our products address large markets
The 2004 global market for cell based pharmaceutical screening was $750 million
The worldwide cell therapy market is estimated to exceed $30 billion by 2010
Our early target market is the pharmaceutical/biotechnology industry
Our initial products are used in drug discovery and are not regulated by the FDA

ACTIVTox®
Our Initial Product
ACTIVTox is the first system to provide predictive data on human liver-related toxicity in the discovery phase.
Results are reproducible
Compatible with modern drug discovery, providing high throughput predictive toxicology
Available on demand ACTIVTox is available as a testing kit or as a full service product
Proprietary culture medium and methodology

ACTIVTox can prevent costly drug withdrawals
• An example — Rezulin (troglitazone from Parke Davis)
– $1 billion in sales year 1 but several patients died of acute liver failure –
Withdrawn from the market; led to Parke Davis takeover
– ACTIVTox identifies troglitazone as a dangerous drug
• PluriCells can expand ACTIVTox to ANY cell type such as heart, kidney, neurons
• Extensive multiorgan testing in vitro can identify problem drugs before testing in humans
Use of ACTIVTox will lower phase I failures and withdrawals making drug discovery faster, better, cheaper.

PluriCells™ — One of only two human pluripotent stem cell systems
• Adult stem cells can become only a few kinds of cells
• Only two types of cells can become ALL of the cells of the human body
– Embryo derived, standard human embryonic stem (hES) cells
• Intellectual property controlled by Univ. of Wisconsin and Geron, Inc.
– Primordial germ cell derived cells, PluriCells
• Intellectual property controlled by Stem Cell Innovations, Inc.
• PluriCells are derived from fetal tissue, not donated embryos
– NOT SUBJECT TO THE PRESIDENTIAL BAN

Competition
o No dominant player in cell based drug discovery
o Toxicity Testing - small company competition
- Multicell Technologies (http://www.multicelltech.com)
– Stemina (http://www.stemina.com)
• Disease Modeling
> - Lonza is a large, conglomerate serving various parts of the pharmaceutical/biotechnology industries (http://www.lonza.com)

Cell Therapies
– Geron (http://www.geron.com/)
While Geron and SCI have equivalent intellectual property positions regarding stem cells, Geron’s market cap is $500 million while SCI’s is $20 million

Case Study 1
• Customer — National Institutes of Environmental Health and Sciences
• Customer objective — Compare results of animal testing versus testing in ACTIVTox
• Testing Process – 60 compounds tested in rats — 18 months
– 60 compounds tested in ACTIVTox — 2 weeks
Result — ACTIVTox yielded nearly identical results for acute toxicity; project terminated due to budget constraints at NIEHS
ACTIVTox dramatically accelerates drug discovery

Case Study 2
• Customer — High Q Foundation for Huntington’s Disease
• Sales Process — Phone contact with director of research, followed by several meetings and submission of formal proposal • Customer problem/objective — Develop research tools based on human neurons • Solution — SCI will engineer PluriCells to the HighQ specification and develop them into suitable human neurons • Competing solutions — None. There is no other way to genetically engineer human neurons • Cost of solution — $1.1 million • Result — Project in progress PluriCells provide a unique solution to a long standing problem

Capitalization Table
Equity (4,000,000,000 shares authorized)  Issued Shares  Exercise Price   Fully Diluted
Common Stock   1,095,115,144   1,095,115,144
$2 million 10% Secured convertible, due Nov, 2007   $0.10   20,000,000
$1.7 million 0% Convertible, due Dec, 2008   $0.03   56,404,599
Warrants, expire July 2011 through Feb 2012   $0.03-0.12   160,017,802
TOTAL   1,095,115,144   1,331,537,545
The convertibles and the warrants contain full ratchet antidilution protection and have piggy back registration rights. The warrants contain cashless exercise options. The foregoing does not include options to purchase an aggregate of 25,500,000 shares at exercise prices ranging from$ 0.14 to $0.40 issued to directors, consultants and employees and expiring at various times from May, 2011 to December, 2011.
Debt   Principal Balance
10% Secured Convertible, due Nov 2007 $2,000,000
0% Convertible, due Nov 2008 1,692,138
10% Note due to Stockholder, due May 2008 500,000
4% Note due to Eaglestone Investment Partners, due June 2009 2,935,000
4% Note due to Stockholders/Directors, due June 2009 400,000
Series 2 Preferred Stock, mandatorily redeemable, June 2009 3,065,000
TOTAL $10,592,138

Business Model
• Short term — Supply cells for toxicity testing and drug discovery projects – Toxicity can be discovered early and eliminated – Many diseases cannot be studied due to a lack of normal human cells • Longer term — Cell therapy – Liver Assist Device – Endothelial cells for cardiovascular disease

Potential Market In Vitro Toxicology
• Company estimate generated from survey of 4 major pharmaceutical companies – 10,000 compounds per month for general tox screen – 1,000 compounds per month for specific screen – 40 members of Pharmaceutical Research Manufacturer’s Association (PhRMA)
11,000 cpds X (40 companies) X
(Triplicate) X (10 assays) X (10 concentrations)
X ($1/assay)
= $132 million

Potential Market
Disease Models for Drug Discovery
• Each Major Pharma has approximately 10 therapeutic programs underway at any time. • Assume three major screens per year per program • Assume each screen requires 200 plates of cells @ $1500/plate • 40 members of PhRMA
Potential market for cell based drug screening assays is $360 million

Potential Market Cell Therapy
• Artificial Liver — Estimates of the need for liver transplantation if organs were not limiting — 50,000 year US and Europe • Cardiovascular Disease — One in three adult men in the US have some form of cardiovascular disease. – 5 million strokes – 7.5 million myocardial infarctions – 8 million peripheral artery disease
Potential market over $1 billion

Investment Summary
• SCI controls technology and intellectual property that can change the dynamics of drug discovery • SCI is leveraging our cell biology expertise in drug development to produce early, significant income • SCI is undervalued relative to comparable companies in the field. • Human pluripotent stem cells will be a critical component of 21st century medicine

Contact Information
o James H. Kelly, PhD, President and CEO
Kelly@stemcellinnovations.com
– 281.679.7900
• Larry Gordon, Asst to the President
–Gordon@stemcellinnovations.com
– 908.663.2150
• Website
– http://www.stemcellinnovations.com